UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

Compass Minerals International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31921	36-3972986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification Number)

9900 West 109th Street, Suite 100 Overland Park, KS 66210	66210
(Address of Principal Executive Offices)	(Zip Code)

(913) 344-9200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01    Regulation FD Disclosure.
On April 7, 2016, Compass Minerals International, Inc. issued a press release regarding first quarter 2016 snow-event data, a copy of which is attached hereto as Exhibit 99.1.
The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release issued by Compass Minerals International, Inc. on April 7, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.
Date: April 7, 2016	By:	/s/ Matthew J. Foulston
Name: Matthew J. Foulston
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release issued by Compass Minerals International, Inc. on April 7, 2016.